THE SHARES OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE (“SHARES”), OF AIT THERAPEUTICS, INC. (“AIT”) CONSTITUTE SECURITIES THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE APPLICABLE SECURITIES LAWS OF ANY STATE (“STATE LAWS”). THE SHARES MAY NOT, AT ANY TIME, BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT AND STATE LAWS, OR DELIVERY TO AIT OF AN OPINION OF LEGAL COUNSEL SATISFACTORY TO AIT THAT SUCH REGISTRATION IS NOT REQUIRED. RESTRICTIONS ON TRANSFER WILL BE IMPRINTED ON THE DOCUMENTS EVIDENCING THE SHARES TO THE FOREGOING EFFECTS.

THE PURCHASE OF SHARES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF LOSING THEIR ENTIRE INVESTMENT.

SUBSCRIPTION AGREEMENT

AIT Therapeutics, Inc.

825 East Gate Boulevard, Suite 320

Garden City, NY 11530

Ladies and Gentlemen:

The undersigned (the “Subscriber”) hereby subscribes for the number of shares of common stock, par value $0.0001 per share, of AIT Therapeutics, Inc. (“AIT”) set forth on page S-1 hereto (the “Shares”). The Subscriber understands that the Shares have not been registered under the Act or any State Law and is being made only to “accredited investors” (as defined in Rule 501 of Regulation D under the Act).

1. Subscription. Subject to the terms and conditions hereof, the Subscriber hereby irrevocably subscribes for the number of Shares set forth on page S-1 hereto at a purchase price of $5.00 per share (the “Subscription”). The total amount due for such purchase shall be payable in full in readily available funds, as described in Section 3. The Subscriber acknowledges that the Shares will be subject to restrictions on transfer pursuant to applicable law and the terms set forth in this Subscription Agreement.

2. Acceptance of Subscription and Issuance of Shares. It is understood and agreed that AIT shall have the sole right, at its complete discretion, to accept or reject this Subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by AIT only when it is signed by a duly authorized officer of AIT. It is understood and agreed that, upon execution of this Subscription Agreement, AIT has, in reliance upon the representations and warranties of the Subscriber and against payment for the Shares, accepted this Subscription. Notwithstanding anything in this Subscription Agreement to the contrary, there shall be no obligation to issue any Shares if such issuance would constitute a violation of the Act or State Laws.

3. Payment for Shares. Payment for the Shares shall be received by AIT from the Subscriber on or before execution of this Subscription Agreement by the Subscriber, in cash, cashier’s check or by wire transfer.

1

4. Representations, Warranties and Covenants of the Subscriber. The Subscriber hereby represents, warrants and covenants to AIT and each officer, director and agent of AIT that:

(a) General:

(i) If the Subscriber is a natural person, he or she has the legal capacity and all requisite authority to enter into, execute and deliver this Subscription Agreement, to purchase the Shares and to perform all of the obligations required to be performed by the Subscriber hereunder. If the Subscriber is a corporation, partnership, trust or other entity, it is authorized to purchase the Shares and otherwise to comply with its obligations under this Subscription Agreement. The person signing this Subscription Agreement on behalf of such entity is duly authorized by such entity to do so. This Subscription Agreement is the valid and binding agreement of the Subscriber and enforceable against the Subscriber in accordance with its terms.

(ii) The Subscriber is subscribing to invest in AIT solely for his, her or its own account, and is not acquiring the Shares as an agent or otherwise for any other person.

(b) Information Concerning the Offering:

(i) The Subscriber has had access to all of the reports filed by AIT with the Securities and Exchange Commission (“SEC”) since December 31, 2016 (collectively, the “SEC Documents”). In connection with the Subscription, the Subscriber has had access to, and has relied solely upon, the SEC Documents and the risk factors set forth in Exhibit A hereto.

(ii) In formulating a decision to invest in the Shares, the Subscriber has been furnished by AIT with all of the information regarding the Company which the Subscriber has requested or desired to know, has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Shares and has received any additional information which the Subscriber has requested. The Subscriber has not relied or acted on the basis of any information purported to be given on behalf of AIT, except as set forth in the SEC Documents and the risk factors set forth in Exhibit A hereto (it being understood that no person has been authorized by AIT to furnish any information except as set forth in the SEC Documents and the risk factors set forth in Exhibit A hereto).

(iii) The Subscriber understands that the purchase of the Shares involves various risks, including those outlined in the SEC Documents, and the risk factors set forth in Exhibit A hereto and elsewhere in this Subscription Agreement. Investment in the Shares being offered should be regarded as speculative and involving a high degree of risk. The Subscriber is fully aware of the nature of his, her or its investment in the Shares and the lack of liquidity of his, her or its investment in the Shares.

(iv) The Subscriber understands that no federal or state agency has passed upon the Shares or made any finding or determination concerning the fairness or advisability of this Subscription Agreement.

(v) The undersigned understands that estimates and projections like those contained in the SEC Documents, by their nature, involve significant elements of subjective judgment and analysis that may or may not be correct; that there can be no assurance that such projections or goals will be attained; and that the projections and estimates contained in the SEC Documents should not be relied upon as a promise or representation of the future performance of AIT.

(c) Status of Subscriber; Additional Information:

(i) The Subscriber has such knowledge, skill and experience in business, financial and investment matters so that he, she or it is capable of evaluating the merits and risks of an investment in the Shares. To the extent necessary, the undersigned has retained, at his, her or its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Subscription Agreement and owning the Shares. The Subscriber is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

2

(ii) The Subscriber represents and warrants that he, she or it has read the definition of “accredited investor” as defined in Rule 501 of Regulation D under the Act, and acknowledges by his, her or its signature that he, she or it is an “accredited investor,” fully capable of subscribing for the Shares by means of meeting the requirements for an accredited investor.

(iii) The Subscriber agrees to furnish any additional information requested to assure compliance with the Act and State Laws in connection with the purchase and sale of the Shares.

(d) Restrictions on Transfer or Sale of Shares:

(i) The Subscriber is acquiring the Shares solely for his, her or its own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Shares. The Subscriber understands that the Shares have not been registered under the Act or any State Law by reason of specific exemptions under the provisions thereof, which depend in part upon the investment intent of the Subscriber and of the other representations made by the Subscriber in this Subscription Agreement. The Subscriber understands that AIT is relying upon the representations and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(ii) The Subscriber shall not sell, assign, pledge, give, transfer or otherwise dispose of any Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Shares under the Act and State Laws or in a transaction that is exempt from the registration provisions of the Act and any applicable State Laws.

5. Condition to Obligations. The Subscription made hereby may be accepted or rejected by AIT at any time after the execution hereof by the Subscriber. No Subscriber shall have the right to demand a return of his, her or its Subscription under any circumstances.

6. Waiver, Amendment, Binding Effect. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought. The provisions of this Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

7. Assignability. Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by AIT or the Subscriber without the prior written consent of the other.

8. Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of New York, without regard to the conflict of laws provisions thereof.

9. Counterparts. This Subscription Agreement may be executed in any number of counterparts and by facsimile, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

3

10. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

(a) If to AIT, to it at the following address:

AIT Therapeutics, Inc.

825 East Gate Boulevard, Suite 320

Garden City, NY 11530

(b) If to the Subscriber, to him, her or it at the address set forth on the signature page hereto; or at such other address as either party shall have specified by notice in writing to the other.

11. Survival. All representations, warranties and covenants contained in this Subscription Agreement shall survive (i) the acceptance of the Subscription by AIT and (ii) the death or disability of the Subscriber.

12. Notification of Changes. The Subscriber hereby covenants and agrees to notify AIT upon the occurrence of any event prior to the closing of the purchase of the Shares pursuant to this Subscription Agreement which would cause any representation, warranty or covenant of the Subscriber contained in this Subscription Agreement to be false or incorrect.

[SIGNATURE PAGES TO FOLLOW]

4

This Subscription Agreement is executed effective as of the __ day of _______,

BY: (CHECK ONE)

_______	INDIVIDUAL

_______	CORPORATION

_______	PARTNERSHIP

_______	TRUST

Please print the EXACT name
(registration) the purchaser desires to appear in
the records of the Company.

Address of Purchaser

Social Security or Taxpayer Identification
Number of Purchaser

Number of Shares Purchased: _______________
Aggregate Purchase Price: _______________

S-1

Please execute this Subscription Agreement by completing the appropriate section below.

1.	If the subscriber is an INDIVIDUAL, complete the following:

Signature of Purchaser

Name (Please type or print)

2.	If the subscriber is a CORPORATION, complete the following:

The undersigned hereby represents, warrants and covenants that the undersigned has been duly authorized by all requisite action on the part of the corporation listed below (the “Corporation”) to acquire the Shares, that the Corporation has all requisite authority to acquire such Shares, and that the Corporation was not formed for the purposes of acquiring such Shares.

The officer signing below represents and warrants that each of the above representations or agreements or understandings set forth herein has been made by the Corporation and that he or she has authority under the Articles of Incorporation, bylaws and resolutions of the Board of Directors of such Corporation to execute and deliver this Subscription Agreement on behalf of the Corporation.

Name of Corporation (Please type or print)

By:
Name:
Title:

S-2

3.	If the subscriber is a PARTNERSHIP, complete the following:

The undersigned hereby represents, warrants and covenants that the undersigned is a general partner of the Partnership named below (the “Partnership”), the undersigned has been duly authorized by the Partnership to acquire the Shares, the Partnership has all requisite authority to acquire such Shares, and that the Partnership was not formed for the purposes of acquiring such Shares.

The undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein has been made by the Partnership and that he or she is authorized by such Partnership to execute and deliver this Subscription Agreement.

Name of Partnership (Please type or print)

By:
Name:
Title:

4.	If the subscriber is a TRUST, complete the following:

The undersigned hereby represents, warrants and covenants that he or she is duly authorized by the terms of the trust agreement described below (the “Trust Instrument”) to acquire the Shares and that the undersigned, as trustee, has all requisite authority to acquire such Shares for the Trust.

The undersigned, as trustee, executing this Subscription Agreement on behalf of the Trust, represents and warrants that each of the above representations or agreements or understandings set forth herein has been made by the Trust and that he or she is authorized by such Trust to execute and deliver this Subscription Agreement.

Name of Trust (Please type or print)

By:
Name:
Title:

S-3

Accepted by AIT Therapeutics, Inc. this day of _________, 201 .

AIT THERAPEUTICS, INC.

By:
Name:
Title:

S-4

Exhibit A

RISK FACTORS

Investing in our securities involves a high degree of risk. Before deciding whether to invest in our securities, you should carefully consider the risk factors we describe below, in the Subscription Agreement and in the SEC Documents. Although we discuss key risks in those risk factor descriptions, additional risks not currently known to us or that we currently deem immaterial also may impair our business. Our subsequent filings with the SEC may contain amended and updated discussions of significant risks. We cannot predict future risks or estimate the extent to which they may affect our financial performance.

There is no firm commitment to purchase the Shares being offered, and as a result initial investors assume additional risk.

We expect, but do not guarantee, that we will offer up to $7 million Shares in this offering. This is a best efforts, no minimum offering of Shares of our common stock being conducted solely by certain members of our management. There is no commitment by anyone to purchase any of the Shares being offered. We cannot give any assurance that any or all of the Shares will be sold. We will retain any amount of proceeds received from the sale of the Shares. Therefore, you will bear the risk that we will accept subscriptions for a nominal number of Shares. Moreover, there is no assurance that our estimate of our liquidity needs is accurate or that new business development or other unforeseen events will not occur, resulting in the need to raise additional funds. As this offering is a best efforts financing, there is no assurance that this financing will be completed or that any future financing will be affected. Initial investors assume additional risk on whether the offering will be fully subscribed and how AIT will utilize the proceeds.

The value of our shares of Circassia Pharmaceuticals, plc is volatile

We granted Circassia Pharmaceuticals, plc (“Circassia”) an exclusive royalty-bearing license to distribute, market and sell certain rights and licenses held by AIT. Circassia shall pay AIT an aggregate of $32.55 milestone payments and a significant amount of royalties. The milestone payments shall be in cash or ordinary shares of Circassia (the “Circassia Shares”), at Circassia’s option. Royalty payments shall be made in cash. Circassia Shares are traded on the AIM (a sub-market of the London Stock Exchange). The trading price of Circassia Shares could be volatile and could fluctuate widely in response to a variety of factors, many of which are beyond our control. If we receive Circassia Shares as the payment, we may lose significant amount of value in this stock as its market price decreases.

We have not yet filed our Annual Report for the fiscal year ending March 31, 2019, and many factors could cause our actual activities and results to differ materially from the activities and results disclosed in our previously filed SEC Documents.

Risks and uncertainties, the occurrence of which could adversely affect our business, include, without limitation, the following:

●	We have incurred significant losses since our inception and anticipate that we will continue to incur losses for the foreseeable future. We are a clinical-stage company with no approved products, and have generated no revenue to date and may never generate revenue or achieve profitability.

●	It is highly likely that we will need to raise additional capital to meet our business requirements in the future, and such capital raising may be costly or difficult to obtain and could dilute current stockholders’ ownership interests.

●	We are heavily dependent on the success of our product candidates, which are in the early stages of clinical development. We cannot give any assurance that any of our product candidates will receive regulatory approval, which is necessary before they can be commercialized.

A-1

●	The regulatory approval processes of the FDA and comparable foreign authorities are lengthy, time consuming and inherently unpredictable. If we are ultimately unable to obtain regulatory approval for our product candidates, our business will be substantially harmed.

●	Medical device development involves a lengthy and expensive process with an uncertain outcome, and results of earlier studies may not be predictive of future study results.

●	We are working on NTM Abscessus, which is very rare.

●	We are working on bronchiolitis in infants that usually is caused by the RSV virus. RSV is a seasonal virus and the length of the disease and the severity of the disease might change every year.

●	We are heavily dependent on the Aeronox system to conduct our trial outside the United States.

●	The value of the Circassia Shares at March 31, 2019, used to calculate stockholders equity in our financial statements, was at a 52-week low.

Our delivery system is classified as a Class III medical device by the FDA and requires 510(k) or PMA approval by the FDA, which can be a rigorous, time-consuming and expensive process.

The dilution in the net tangible book value per share of the common stock you purchase is not ascertainable.

Since the offering price per Share is substantially higher than the net tangible book value per share of our common stock, you will suffer substantial dilution in the net tangible book value of the common stock you purchase in this offering. However, we do not have a minimum or maximum offering amount so cannot ascertain with any specificity the dilution in the net tangible book value per share of common stock until the completion of the offering.

Investors in this offering may experience future dilution as a result of future equity offerings.

In order to raise additional capital, we may in the future offer additional shares of our common stock or other securities convertible into or exchangeable for our common stock. We cannot assure you that we will be able to sell shares or other securities in any other offering at a price per share that is equal to or greater than the price per share paid by investors in this offering, and investors purchasing our shares or other securities in the future could have rights superior to existing common stockholders. The price per share at which we sell additional shares of our common stock or other securities convertible into or exchangeable for our common stock in future transactions may be higher or lower than the price per share in this offering.

If we fail to comply with the continuing listing standards of The NASDAQ Capital Market, our securities could be delisted.

Our common stock is currently traded on The NASDAQ Capital Market under the symbol “AITB.” If we fail to meet any of the continued listing standards of The NASDAQ Capital Market, our common stock could be delisted from The NASDAQ Capital Market. These continued listing standards include specifically enumerated criteria, such as:

●	a $1.00 minimum closing bid price;
●	stockholders’ equity of $2.5 million;
●	500,000 shares of publicly-held common stock with a market value of at least $1 million;
●	300 round-lot stockholders; and
●	compliance with NASDAQ’s corporate governance requirements, as well as additional or more stringent criteria that may be applied in the exercise of NASDAQ’s discretionary authority.

A-2

If we fail to comply with NASDAQ’s continued listing standards, we may be delisted and our common stock will trade, if at all, only on the over-the-counter market, such as the OTC Bulletin Board or OTCQX market, and then only if one or more registered broker-dealer market makers comply with quotation requirements. In addition, delisting of our common stock could depress our stock price, substantially limit liquidity of our common stock and materially adversely affect our ability to raise capital on terms acceptable to us, or at all. Further, delisting of our common stock would likely result in our common stock becoming a “penny stock” under the Exchange Act.

Our management will have broad discretion over the use of any net proceeds from this offering, you may not agree with how we use the proceeds, and the proceeds may not be invested successfully.

Our management will have broad discretion as to the use of any net proceeds from this offering and could use them for purposes other than those contemplated at the time of this offering. Accordingly, you will be relying on the judgment of our management with regard to the use of any proceeds from the sale of the Shares in this offering, and you will not have the opportunity, as part of your investment decision, to assess whether the proceeds are being used appropriately. It is possible that the proceeds will be invested in a way that does not yield a favorable, or any, return for you.

The issuance and sale of the Shares could cause our stock price to decline.

Sales of substantial amounts of our common stock in the public market, or the perception that such sales could occur, could adversely affect the market price of our common stock. Sale of our Shares and the potential for such sales, could cause our stock price to decline.

A-3